UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

Autonomix Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41940	47-1607810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Waterway Avenue, Suite 300
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 588-6150

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	AMIX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                              ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 30, 2025, Autonomix Medical, Inc. (the “Company”) held its annual meeting of stockholders (the "Annual Meeting”). The number of shares of common stock that voted on matters presented at the Annual Meeting was 2,871,639, representing approximately 48% of the 5,941,992 shares common stock outstanding as of the September 8, 2025, the record date for the Annual Meeting (the “Record Date”), which represented a quorum to transact business at the Annual Meeting.

Each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 12, 2025 (the “Proxy Statement”) and are incorporated herein by reference.

Proposal 1. To elect five Board nominees to the Board of Directors of the Company, each to serve until the 2026 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Walter V. Klemp	1,236,672	43,026	1,591,941
Lori Bisson	1,228,794	50,904	1,591,941
Jonathan P. Foster	1,237,080	42,618	1,591,941
David Robins	1,195,185	84,513	1,591,941
Christopher Capelli	1,200,812	78,886	1,591,941

Proposal 2. To ratify the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2026.

Votes For	Votes Against	Abstain	Broker Non-Votes
2,609,156	91,309	171,174	0

Proposal 3. To approve an amendment to the Company's amended and restated certificate of incorporation to grant our Board of Directors authority to affect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-2 to 1-for-25 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting.

Votes For	Votes Against	Abstain	Broker Non-Votes
1,927,998	370,030	573,611	0

Proposal 4. To approve the amended and restated 2023 Equity Incentive Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
1,113,523	127,874	38,301	1,591,941

Proposal 5. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC.

Votes For	Votes Against	Abstain	Broker Non-Votes
1,184,885	75,982	18,831	1,591,941

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1	Amended and Restated 2023 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONOMIX MEDICAL, INC.

By:	/s/ Trent Smith
Trent Smith
Chief Financial Officer

Dated: November 3, 2025